Exhibit 25.2

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

David A. Schlabach

U.S. Bank National Association

1350 Euclid Avenue, Suite 1100

Cleveland, Ohio 44115 CN-OH-RN11

(216) 623-5987

(Name, address and telephone number of agent for service)

STERIS Irish FinCo Unlimited Company

(Issuer with respect to the Securities)

Ireland	98-1271422
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

STERIS plc

(Issuer with respect to the Securities)

Ireland	98-1455064
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

STERIS Corporation

(Issuer with respect to the Securities)

Ohio	34-1482024
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

STERIS Limited

(Issuer with respect to the Securities)

England and Wales	98-1203539
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o STERIS plc 70 Sir John Rogerson’s Quay Dublin 2 Ireland	D02 R296
(Address of Principal Executive Offices)	(Zip Code)

Debt Securities and Guarantee of Debt Securities

(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business.**

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.**

4.	A copy of the existing bylaws of the Trustee.***

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2020 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
**	Incorporated by reference to Exhibit 25 to registration statement on form S-3ASR, Registration Number 333-236877 filed on March 4, 2020.
***	Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland in the State of Ohio on the 8th day of March, 2021.

By:	/s/ David A. Schlabach
David A. Schlabach
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 8, 2021

By:	/s/ David A. Schlabach
David A. Schlabach
Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of 12/31/2020

($000’s)

12/31/2020
Assets
Cash and Balances Due From Depository Institutions	$640,199
Securities	0
Federal Funds	0
Loans & Lease Financing Receivables	0
Fixed Assets	5
Intangible Assets	16,049
Other Assets	18,072

Total Assets	$674,324

Liabilities
Deposits	$0
Fed Funds	0
Treasury Demand Notes	0
Trading Liabilities	0
Other Borrowed Money	0
Acceptances	0
Subordinated Notes and Debentures	0
Other Liabilities	12,893

Total Liabilities	$12,893

Equity
Common and Preferred Stock	1,000
Surplus	466,570
Undivided Profits	193,861
Minority Interest in Subsidiaries	0

Total Equity Capital	$661,431

Total Liabilities and Equity Capital	$674,324

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